FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

% of Total Deal: 18.39%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV
10.01 - 15.00	1	56,893.93	0.03	8.420	509	10.65
20.01 - 25.00	3	179,436.38	0.10	7.674	592	21.60
25.01 - 30.00	1	158,036.00	0.09	5.880	689	29.00
30.01 - 35.00	4	582,592.65	0.32	6.523	635	32.14
35.01 - 40.00	1	109,479.44	0.06	6.180	637	38.60
40.01 - 45.00	3	501,744.01	0.27	6.379	662	42.15
45.01 - 50.00	8	1,706,418.71	0.93	6.984	604	48.69
50.01 - 55.00	9	2,013,452.42	1.10	7.349	546	52.23
55.01 - 60.00	7	1,608,594.98	0.88	7.408	572	57.72
60.01 - 65.00	13	3,629,848.84	1.98	6.840	592	62.79
65.01 - 70.00	22	5,943,943.31	3.25	7.349	582	68.47
70.01 - 75.00	31	8,935,323.66	4.88	7.102	589	74.11
75.01 - 80.00	327	96,264,133.61	52.61	6.642	663	79.88
80.01 - 85.00	60	20,685,452.92	11.30	7.084	603	84.30
85.01 - 90.00	60	20,457,670.04	11.18	7.071	637	89.78
90.01 - 95.00	20	6,244,868.91	3.41	7.823	643	94.79
95.01 - 100.00	191	13,900,480.42	7.60	9.887	679	100.00

Total:	761	182,978,370.23	100.00	7.093	643	81.34

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV
500 - 519	26	6,470,735.63	3.54	8.030	509	70.57
520 - 539	21	5,230,511.54	2.86	7.941	531	77.23
540 - 559	23	6,547,927.65	3.58	7.251	553	75.74
560 - 579	26	8,542,103.16	4.67	7.061	570	77.64
580 - 599	46	13,006,641.64	7.11	6.993	590	77.98
600 - 619	59	18,700,666.34	10.22	6.909	610	83.20
620 - 639	119	28,036,760.32	15.32	7.191	630	82.15
640 - 659	125	27,114,437.95	14.82	7.247	648	83.23
660 - 679	86	18,423,076.57	10.07	6.983	670	82.28
680 - 699	61	14,380,347.41	7.86	6.718	688	81.60
700 - 719	75	16,618,722.16	9.08	6.930	710	83.21
720 - 739	45	10,065,799.15	5.50	6.859	728	83.23
740 - 759	28	5,780,402.50	3.16	7.084	746	84.08
760 - 779	18	3,568,538.28	1.95	6.875	767	83.32
800 - 819	3	491,699.93	0.27	6.974	806	82.14

Total:	761	182,978,370.23	100.00	7.093	643	81.34

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV
Stated	566	122,562,140.71	66.98	7.335	654	82.06
Full	192	59,709,527.43	32.63	6.604	621	79.87
Limited	3	706,702.09	0.39	6.459	643	80.00

Total:	761	182,978,370.23	100.00	7.093	643	81.34

Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

% of Total Deal: 42.38%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV
15.01 - 20.00	1	75,001.00	0.02	6.590	644	17.86
25.01 - 30.00	2	340,738.64	0.08	6.211	650	27.92
30.01 - 35.00	6	894,080.09	0.21	6.764	622	33.30
35.01 - 40.00	7	1,094,591.51	0.26	6.812	565	38.02
40.01 - 45.00	13	1,976,833.60	0.47	6.935	594	42.55
45.01 - 50.00	10	2,675,423.48	0.63	6.644	615	48.51
50.01 - 55.00	9	2,237,964.74	0.53	6.503	610	52.67
55.01 - 60.00	23	5,529,478.26	1.31	6.936	604	58.32
60.01 - 65.00	31	8,126,591.31	1.93	6.843	595	63.13
65.01 - 70.00	75	20,199,560.17	4.79	6.791	608	68.35
70.01 - 75.00	64	19,545,942.96	4.63	7.013	605	73.96
75.01 - 80.00	736	240,666,301.03	57.07	6.612	660	79.88
80.01 - 85.00	90	31,460,298.36	7.46	7.079	631	84.44
85.01 - 90.00	127	43,402,014.95	10.29	7.083	634	89.60
90.01 - 95.00	47	12,012,714.20	2.85	7.768	637	94.88
95.01 - 100.00	402	31,480,415.49	7.46	9.990	679	100.00

Total:	1,643	421,717,949.79	100.00	7.018	648	80.94

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV
500 - 519	32	7,810,669.02	1.85	8.062	510	71.32
520 - 539	38	10,356,359.54	2.46	7.642	529	75.26
540 - 559	44	12,153,672.86	2.88	7.708	551	76.68
560 - 579	76	21,023,008.76	4.99	7.309	570	76.67
580 - 599	105	33,501,383.87	7.94	7.014	590	78.42
600 - 619	120	37,319,775.22	8.85	6.895	610	80.76
620 - 639	239	57,643,136.97	13.67	7.126	629	81.64
640 - 659	256	62,211,598.80	14.75	7.071	650	81.56
660 - 679	231	58,408,266.84	13.85	6.846	669	81.42
680 - 699	177	40,253,032.15	9.55	6.922	689	83.64
700 - 719	138	35,032,733.96	8.31	6.782	707	82.74
720 - 739	83	21,814,508.78	5.17	6.780	729	83.06
740 - 759	60	14,828,379.36	3.52	6.765	747	82.00
760 - 779	31	6,755,177.21	1.60	6.656	768	83.58
780 - 799	12	2,300,666.34	0.55	6.850	791	84.51
800 - 819	1	305,580.11	0.07	7.270	802	80.00

Total:	1,643	421,717,949.79	100.00	7.018	648	80.94

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV
Stated	1,167	265,999,278.54	63.08	7.334	658	82.15
Full	469	153,729,306.03	36.45	6.476	631	78.90
Limited	7	1,989,365.22	0.47	6.663	606	76.13

Total:	1,643	421,717,949.79	100.00	7.018	648	80.94

Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

% of Total Deal: 19.00%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV
30.01 - 35.00	3	353,554.96	0.19	7.129	591	33.01
35.01 - 40.00	1	112,835.54	0.06	6.700	566	39.31
40.01 - 45.00	4	586,726.59	0.31	7.277	586	41.23
45.01 - 50.00	4	730,763.33	0.39	7.148	606	47.33
50.01 - 55.00	1	139,913.04	0.07	7.990	578	51.85
55.01 - 60.00	7	1,842,463.96	0.97	7.689	575	58.40
60.01 - 65.00	17	4,081,867.78	2.16	6.771	597	63.15
65.01 - 70.00	42	10,841,430.03	5.73	6.744	604	68.35
70.01 - 75.00	29	7,708,853.96	4.08	6.905	603	74.39
75.01 - 80.00	349	107,033,606.31	56.61	6.627	658	79.89
80.01 - 85.00	36	10,580,814.87	5.60	7.099	635	84.13
85.01 - 90.00	74	22,810,275.05	12.06	6.998	635	89.70
90.01 - 95.00	25	6,243,570.17	3.30	8.053	619	94.92
95.01 - 100.00	206	16,016,105.12	8.47	10.041	676	100.00

Total:	798	189,082,780.71	100.00	7.072	646	81.67

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV
500 - 519	14	3,113,768.35	1.65	7.856	509	68.07
520 - 539	13	3,626,283.00	1.92	7.834	530	76.82
540 - 559	22	5,412,307.15	2.86	7.534	551	77.34
560 - 579	38	9,918,449.63	5.25	7.193	570	77.58
580 - 599	56	17,010,378.29	9.00	7.051	591	78.78
600 - 619	58	17,625,899.75	9.32	7.038	610	83.39
620 - 639	126	28,051,181.38	14.84	7.138	630	82.04
640 - 659	135	29,180,527.12	15.43	7.178	650	82.17
660 - 679	112	25,257,198.90	13.36	6.923	669	82.46
680 - 699	83	18,079,500.89	9.56	6.974	689	84.08
700 - 719	61	14,233,203.77	7.53	6.741	708	82.95
720 - 739	26	6,374,230.76	3.37	6.708	729	83.47
740 - 759	32	6,677,913.35	3.53	7.165	747	83.86
760 - 779	15	3,258,597.91	1.72	6.683	768	84.01
780 - 799	6	957,760.35	0.51	7.323	789	85.32
800 - 819	1	305,580.11	0.16	7.270	802	80.00

Total:	798	189,082,780.71	100.00	7.072	646	81.67

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV
Stated	577	124,344,145.72	65.76	7.398	657	82.63
Full	216	63,350,269.77	33.50	6.437	625	79.81
Limited	5	1,388,365.22	0.73	6.897	607	80.92

Total:	798	189,082,780.71	100.00	7.072	646	81.67

Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.